EXHIBIT 10.7
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                   CONSULTING AGREEMENT
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This CONSULTING AGREEMENT (the "Agreement") is entered into this 26th day of May 2000, between Results Consulting Corporation, an
Oklahoma corporation (the "Consultant") and Silver Star Foods,
Inc., a New York corporation (the "Company").
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                     W I T N E S S E T H:
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WHEREAS, the Company desires to engage the Consultant and the
Consultant desires to be engaged by the Company pursuant to the terms and conditions hereinafter set forth;
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NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the parties agree as follows:
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1.     Engagement.  The Company hereby engages the
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Consultant to advise the Company on a range of corporate financial and associated matters which may be undertaken by the Company
(collectively, the "Services").  The Services shall consist of the following:
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     (a)     Analyze and assess for the Company alternatives for
raising capital, including the use of private and public offerings of the securities of the Company;
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     (b)     Providing the Company with recommendations, review
of documents and other advice relating to selection and potential engagement of underwriters, market makers, legal counsel and accountants;
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     (c)     Review and advise the Company in regard to shareholder
relations; and
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     (d)     Identify opportunities for the Company involving the
combination of the Company with an appropriate merger or acquisition candidate and, as applicable, assist the Company in structuring and concluding any such potential merger or acquisition.
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2.     Services.  The Consultant will use its best efforts
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to furnish the Services to the Company on a timely basis.  It is specifically understood and agreed that the Services do not include the provision by Consultant of public relations services, advertising services, accounting or auditing services, legal services or services in connection with acting as a underwriter, broker, dealer investment banker, market maker as to the securities of the Company.  The
Consultant shall render the services from any location chosen by the Consultant and the Consultant shall devote only such time as the Consultant deems necessary, in
the Consultant's sole discretion, to render the Services.
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3.     Information.  In order for Consultant to furnish the
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Services, the Company will, as requested by the Consultant, furnish the Consultant with all information concerning the Company which
Consultant reasonably deems appropriate in such form as the Consultant may require, will provide Consultant with access to the officers, directors, accountants, counsel and other advisors of the Company and will cause the accountants for the Company to timely prepare and furnish to the Consultant such financial statements of the Company as may be requested by the Consultant (collectively thee "Due Diligence Information"). The Company hereby represents and warrants to the
Consultant that all Due Diligence Information is and will be true and accurate in all material respects and does not and will not contain any untrue statement or material fact and does not or will not omit to state a material fact necessary in order to make the all or any part of the Due Diligence Information not misleading in light of the circumstances under which such Due Diligence Information is provided.  The Company acknowledges and agrees that the Consultant will be using and relying upon the Due Diligence Information supplied by the Company and its officers, directors, agents or other designated parties as well as any information concerning the Company which is publicly available without any independent investigation or verification thereof and without any independent appraisal thereof by the Consultant.
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4.     Term.  Unless terminated earlier pursuant to the
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provisions hereof, the term of this Agreement (the "Term") shall commence upon the date of execution hereof and shall continue thereafter until the later to occur of twenty-four months thereafter.
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5.     Termination.  This Agreement may not be terminated by
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the Company or the Consultant prior to the expiration of the Term except as a result of a material breach of the terms hereof by a party hereto or as a result of the failure of the Company to pay the Compensation (as defined hereinafter) as required hereby.
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6.     Compensation and Expenses. In consideration of the
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Services being provided to the Company pursuant hereto the Company shall provide the following compensation (collectively, the "Compensation") to the Consultant:
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     (a)     Cash Compensation.       The Company shall pay the
Consultant $120,000. (The "Cash Payment"). Upon the execution hereof, the Company shall pay the Consultant $5,000. And the remaining
$115,000. Of the Cash Payment shall be payable in 23 monthly installments of $5,000.  Due and payable on the first day of each succeeding calendar month until paid in full.
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     (b)     Securities Compensation.  As of the date hereof, the
Company warrants and represents that the total number of authorized shares of the Company consists of 15,000,000 shares of common stock, $.0001 par value, (the "Common Stock") and that 8,968,000 shares of Common Stock are outstanding. The Company further warrants and represents that it has not issued any options, right, warrants or convertible securities that would allow any party to acquire any
Common Stock, except for the existing unit holders and Directors. Simultaneously upon the execution hereof, the Company shall grant to Consultant an option to purchase (the "Option") 1,500,000 shares of Common Stock (the "Consultant Shares") at a price of $.0001 per
Consultant Share.  Consultant may exercise the Option in whole or in part at any time and from time to time on or before the expiration of this contract. The Company shall register those shares at anytime at the request of Consultant.
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     (c)      The Company hereby acknowledges and agrees that receipt
of the Compensation is a material inducement for the Consultant to have entered into this Agreement and in reliance upon the receipt of the Compensation, Consultant will expend the necessary time, effort and expense to provide the Services to the Company as required hereunder. Furthermore, the amount and method of payment of the Compensation has been derived by negotiation between the Consultant and the Company and shall be provided by the Consultant exactly in the manner and at the times as provided for herein.
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     (d)     The Company shall promptly reimburse the Consultant for
all reasonable expenses incurred by the Consultant in connection with the Services.
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7.     Public Disclosure.  Any reference to the Consultant
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or any advice, information or other matter pertaining to the Services shall not be publicly disclosed or made available to any third parties without the prior written consent of the Consultant, unless such disclosure is required by law.
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8.     Indemnification.
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     (a)     The Company hereby agrees to indemnify, defend and hold
harmless the Consultant and its affiliates, the respective directors, officers, partners, agents and employees and each other person, if any, controlling the Consultant or any of its affiliates (collectively, the "Consultant Indemnified Parties"), to the full extent lawful, from and against any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation,penalties and attorney's fees and expenses asserted against, imposed upon or incurred by the
Consultant Indemnified Parties resulting from or by reason or a breach of any representation, warranty or covenant contained herein or as a result of any action improperly taken or omitted to be taken as required hereby by the Company, its agents or employees.
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     (b)     The rights of indemnification as set forth in sub-paragraph
(a) above shall be in addition to any rights that the Consultant or any other person entitled to indemnification may have in law or otherwise, including but not limited to any right to contribution, provided, however, in no event shall the Consultant be liable or responsible for any amount in excess of the Compensation.
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9.     Status of Consultant.  The Consultant shall be deemed
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to be an independent contractor.  The Consultant shall have no authority to, and shall not, bind the Company to any agreement or obligation with a third party.  Nothing in this Agreement shall be construed to constitute the parties hereto as partners or joint ventures with each other.
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10.     Nondisclosure of Confidential Information.
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     (a)     Consultant acknowledges that it is the policy of the
Company to maintain as secret and confidential all valuable
information heretofore or hereafter acquired, developed or used by the Company relating to its business, operations, employees and customers which may give the Company a competitive advantage in its industry (all of such valuable information is hereinafter referred to as "Confidential Information").  The parties recognize that by reason of the Services being provided by Consultant the consultant may acquire Confidential Information.  The
Consultant acknowledges that all such Confidential Information is the property of the Company.
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     (b)     The Consultant hereby agrees that:
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          (1)     The Consultant shall not, directly or indirectly,
use, publish, disseminate or otherwise disclose any Confidential
Information obtained by Consultant during the Term hereof without the prior written consent of the Company unless in conformity with the terms hereof; and
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          (2)     During the Term, Consultant shall exercise all
reasonable and diligent precautions to protect the integrity of all or any of the Confidential Information coming into the possession of the Consultant.
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    (c)     The provisions of this paragraph shall survive the
termination of this Agreement.
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11.     Other Activities of Consultant.  The Company
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recognizes and accepts the fact that the Consultant now renders, and in all probability will continue to render, services which are substantially similar to the Services to other parties, some of which may conduct business and have activities similar to those of the Company.  The Company specifically authorizes the Consultant to continue with such activities.  The Consultant shall not be required to devote Consultant's full time and attention to the performance of the Services required hereunder, but shall
devote much time and attention as Consultant deems, in the exercise of the sole and exclusive discretion of Consultant, reasonable or necessary in order to provide the Services.
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12.     Control.  Nothing contained herein shall be deemed
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to require the Company to take any action contrary to its
articles of Incorporation or Bylaws, or any applicable statute or regulation, or to deprive the board of directors of the
Company of the responsibility for any control of or any
conduct of the affairs of the Company.
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13.     Miscellaneous.
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     (a)     Benefit.  This Agreement shall inure to the
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benefit to the party's thereto and there respective successors and assigns.
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     (b)     Entire Agreement.  This Agreement contains the
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entire understanding of the parties hereto in respect of the subject matter contained herein.  There are no representations, warranties, promises, covenants or undertakings other than those expressly set forth herein.  This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to the subject matter hereof.  This Agreement may be amended only by a written agreement duly executed by the parties hereto.  Such party hereunder may waive any condition to a particular gations in writing.
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     (c)     Headings.  The headings contained in this
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Agreement have been inserted for convenience and reference
purposes only and shall not affect the meaning or interpretation hereof in any manner whatsoever.
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     (d)     Separability.  If any of the terms, provisions
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or conditions contained in this Agreement shall be declared to be invalid or void in any judicial proceeding, this Agreement shall be honored and enforced to the extent of its validity, and those provisions not declared invalid shall remain in full force and effect.
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     (e)     Notices.  All notices, requests, demands and
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other communications required or permitted to be given hereunder shall be deemed given when sent, postage paid, by Registered or
Certified Mail, Return Receipt Requested, or recognized overnight delivery service (i.e. Federal Express) addressed to each of the parties as follows:
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If to Company:     Attention:  Michael Trotta, President
                               1000 South Avenue
                               Staten Island, N.Y.
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                               Facsimile:  (718) 763-3000
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If to Consultant:              Joseph Francella, President
                               5766 E. 27th St
                               Tulsa, Oklahoma 74114
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                               Facsimile:  (918) 838-4016
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Or to such other address, or the attention of such other party, as the parties shall advise the other by notice given in conformity herewith.
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     (f)     Governing Law.  This Agreement shall be
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governed by, construed and enforced in accordance with the laws of the State of Oklahoma without giving effect to conflicts of law.
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     (g)     Counterparts.  This Agreement may be executed
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in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.
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     (h)     Assignments.  Either party may not assign this
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Agreement.
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     (i)     Facsimile Signatures.  Facsimile signatures on
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counterparts of this Agreement are hereby authorized and shall be acknowledged as if such facsimile signatures were an original execution, and this agreement shall be deemed as executed when an executed facsimile hereof is transmitted by a party to any other party.
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     (j)     Arbitration.  Any dispute controversy,
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difference or claim arising between the parties out of, relating to or in connection with this Agreement, shall be settled by arbitration in accordance with the applicable rules of the American Arbitration Association then in effect. Any arbitration hearing shall be held in Tulsa, Oklahoma.  This agreement to arbitrate shall be
specifically enforceable.  The award of the arbitrator(s) shall be final and binding, on the parties and judgment upon any such award shall be enforceable by the prevailing party before the courts of competent jurisdiction of the non-prevailing
party's domicile.  This provision shall survive the termination of this Agreement.  In the event one of the parties gives the other parties notice of arbitration, the parties shall agree upon the arbitrator within thirty days from the date of such notice, and if they fail to do so, the American Arbitration
Association shall select the arbitrator.  The reasonable
compensation and expenses of the arbitration shall be shared equally by the parties. In each instance, the decision of the arbitrator shall be final and binding as to such matters as are submitted to and determined by the arbitration.  Notwithstanding the
foregoing, should any litigation be commenced in regard to
this Agreement, then it shall be adjudicated in the appropriate courts of the State of New York, or in the appropriate United
States District Court within the State of New York.
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               (Signatures appear next page)
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IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the day and year first above written.
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Results Consulting Corporation
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                         By: /s/ Joseph Francella
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                                 Joseph Francella, President
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                         By: /s/ Michael Trotta
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                                 Michael Trotta, President
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